     As filed with the Securities and Exchange Commission on June 27, 1997.
                                                            File No. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               VICAL INCORPORATED
             (Exact name of registrant as specified in its charter)


             Delaware                                          93-0948554
  (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                          Identification Number)

9373 Towne Centre Drive, Suite 100                                92121
      San Diego, California                                     (Zip Code)
     (Address of Principal
      Executive Offices)

                      1992 STOCK PLAN OF VICAL INCORPORATED
                            (Full title of the plan)

      ALAIN B. SCHREIBER, M.D.                           Copy to:
President and Chief Executive Officer               THOMAS E. SPARKS, JR.
         VICAL INCORPORATED                    PILLSBURY MADISON & SUTRO LLP
 9373 Towne Centre Drive, Suite 100                 Post Office Box 7880
     San Diego, California 92121             San Francisco, California 94120
           (619) 453-9900                              (415) 983-1000
--------------------------------------     -------------------------------------
    (Name, address and telephone
    number, including area code,
        of agent for service)

                         CALCULATION OF REGISTRATION FEE
==========================================================================================================
                                                  Proposed Maximum     Proposed Maximum
   Title of Securities           Amount To Be    Offering Price Per   Aggregate Offering       Amount of
    To Be Registered            Registered(1)         Share(2)             Price(2)        Registration Fee
----------------------------------------------------------------------------------------------------------
Common Stock,
$.01 par value                 700,000 shares          $13.50             $9,450,000            $2,864
==========================================================================================================

(1)  Calculated pursuant to General Instruction E to Form S-8
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c), based upon the average of the high and low prices of the Registrant's Common Stock as reported on The Nasdaq National Market on June 24, 1997.

                                ----------------

The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

                        INFORMATION REQUIRED PURSUANT TO
                        GENERAL INSTRUCTION E TO FORM S-8


GENERAL INSTRUCTION E INFORMATION

         This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement of the Registrant on Form S-8 relating to the same employee benefit plan is effective.

         Registrant's Form S-8 Registration Statements filed with the Securities and Exchange Commission on April 9, 1993 (File No. 33-60826) and on July 15, 1994 (File No. 33-81602) are hereby incorporated by reference.

INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by Registrant with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

         (1) Registrant's Annual Report on Form 10-K (File No. 0-21088) for the fiscal year ended December 31, 1996, which contains, among other things, the financial statements of Registrant for the fiscal year ended December 31, 1996 together with the report thereon of Arthur Andersen LLP, independent public accountants.

         (2) Registrant's Quarterly Report on Form 10-Q (File No. 0-21088) for the quarter ended March 31, 1997.

         (3) The description of Registrant's common stock contained in Registrant's Registration Statement on Form 8-A (File No. 0-21088).

         In addition, all documents subsequently filed by Registrant pursuant to
Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on June 26, 1997.

                                        VICAL INCORPORATED


                                        By      /s/ Alain B. Schreiber
                                           -------------------------------------
                                                    Alain B. Schreiber
                                           President and Chief Executive Officer


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alain B. Schreiber or Martha J. Demski his attorney-in-fact, with power of substitution for him in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

           Signature                                 Title                             Date
           ---------                                 -----                             ----
  /s/ Alain B. Schreiber, M.D.               President, Chief Executive           June 26, 1997
-----------------------------------          Officer (Principal Executive
      Alain B. Schreiber, M.D.               Officer) and Director






  /s/ Martha J. Demski                       Vice President, Chief Financial      June 26, 1997
-----------------------------------          Officer, Secretary and Treasurer
      Martha J. Demski                       (Principal Financial Officer and
                                             Accounting Officer)
                                                  June 26, 1997


  /s/ Robert C. Bellas, Jr.
-----------------------------------          Director                             June 26, 1997
     Robert C. Bellas, Jr.


           Signature                              Title                             Date
           ---------                              -----                             ----

  /s/ Patrick F. Latterell
-----------------------------------        Director                             June 26, 1997
      Patrick F. Latterell



  /s/ Fred A. Middleton
-----------------------------------        Director                             June 26, 1997
      Fred A. Middleton



  /s/ Philip M. Young
-----------------------------------        Director                             June 18, 1997
      Philip M. Young



  /s/ Dale A. Smith
-----------------------------------        Director                             June 26, 1997
      Dale A. Smith



-----------------------------------        Director                             June 26, 1997
         M. Blake Ingle



  /s/ Gary A. Lyons
----------------------------------         Director                             June 26, 1997
      Gary A. Lyons

                                INDEX TO EXHIBITS


Exhibit                                                                       Sequentially
Number         Exhibit                                                        Numbered Page
-------        -------                                                        -------------
  5.1          Opinion regarding legality of securities to                          5
               be offered.

 10.1          1992 Stock Plan of Vical Incorporated.                               6

 23.1          Consent of Arthur Andersen LLP                                      21

 23.2          Consent of Pillsbury Madison & Sutro LLP                            22
               (included in Exhibit 5.1).

 25.1          Power of Attorney (see page 3).